SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement                [ ]  Confidential, For Use of the Commission
[X]  Definitive Proxy Statement                      Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                        LANDAMERICA FINANCIAL GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5)  Total fee paid:

--------------------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided in Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

--------------------------------------------------------------------------------
     (4) Date Filed:

--------------------------------------------------------------------------------

                          [DEFINITIVE PROXY STATEMENT]


[LANDAMERICA FINANCIAL GROUP, INC. LOGO]



                         ANNUAL MEETING OF SHAREHOLDERS
                                 ---------------

                                                                  April 11, 2002


Dear Shareholder:

         You are cordially invited to attend the 2002 Annual Meeting of Shareholders of LandAmerica Financial Group, Inc., which is to be held in the Ballroom on the 1st Floor of the Commonwealth Club, located at 401 West Franklin Street, Richmond, Virginia, on Tuesday, May 21, 2002, at 9:00 a.m. At the Meeting, you will be asked to elect four Directors to serve three-year terms.

         Whether or not you plan to attend the Meeting, it is important that your shares be represented and voted at the Meeting. You can vote by signing, dating and returning the enclosed proxy card or voting instruction. Also, registered shareholders and participants in plans holding shares of the Company's Common Stock may vote by telephone or over the Internet. Instructions for using these convenient services are set forth on the proxy card or voting instruction. Beneficial owners of shares held in street name should follow the enclosed instructions for voting their shares. I hope you will be able to attend the Meeting, but even if you cannot, please vote your shares as soon as you can.

                                            Sincerely,

                                            /s/ Charles H. Foster, Jr.

                                            CHARLES H. FOSTER, JR.
                                            Chairman and Chief
                                            Executive Officer

                        LandAmerica Financial Group, Inc.
                           101 Gateway Centre Parkway
                                   Gateway One
                          Richmond, Virginia 23235-5153


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

         The Annual Meeting of Shareholders (the "Meeting") of LandAmerica Financial Group, Inc. (the "Company") will be held in the Ballroom on the 1st Floor of the Commonwealth Club, located at 401 West Franklin Street, Richmond, Virginia, on Tuesday, May 21, 2002, at 9:00 a.m., for the following purposes:

         (1)      To elect four Directors to serve three-year terms; and

         (2) To act upon such other matters as may properly come before the Meeting or any adjournments thereof.

         Only holders of shares of Common Stock of record at the close of business on April 5, 2002, shall be entitled to notice of and to vote at the Meeting.

                                             By Order of the Board of Directors,

                                                          Russell W. Jordan, III

                                                                       Secretary

April 11, 2002

                                 PROXY STATEMENT

     The enclosed proxy is solicited by the Board of Directors of the Company. A shareholder may revoke the proxy at any time prior to its use, but proxies properly executed and received by the Secretary prior to the Meeting, and not revoked, will be voted in accordance with the terms thereof. Registered shareholders and participants in plans holding shares of the Company's Common
Stock are urged to complete, sign and date the enclosed proxy or voting instruction and return it as promptly as possible in the postage-paid envelope enclosed for that purpose. Shareholders and plan participants can also deliver proxies and voting instructions by calling a toll-free telephone number or by using the Internet. The telephone and Internet voting procedures are designed to authenticate shareholders' and plan participants' identities, to allow shareholders and plan participants to give their voting instructions and to confirm that such instructions have been recorded properly. Instructions for voting by telephone or over the Internet are set forth on the enclosed proxy card or voting instruction. If your shares are held in street name with your bank or broker, please follow the instructions enclosed with this Proxy Statement.

     The Company will pay all of the costs associated with this proxy solicitation. Proxies are being solicited by mail and may also be solicited in person or by telephone, telefacsimile or other means of electronic transmission by Directors, officers and employees of the Company. The Company will reimburse banks, brokerage firms, and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners of the shares of the Company's Common Stock.

     This Proxy Statement will be mailed to registered holders of the Common Stock of the Company on or about April 11, 2002.

                                  VOTING RIGHTS

     The Company had 18,552,849 shares of Common Stock outstanding as of April 5, 2002, each having one vote. Only holders of the Company's Common Stock of record at the close of business on April 5, 2002, will be entitled to vote. A majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business at the Meeting. Abstentions and shares held in street name ("Broker Shares") voted as to any matter at the Meeting will be included in determining the number of shares present or represented at the Meeting. Broker Shares that are not voted on any matter at the Meeting will not be included in determining the number of shares present or represented at the Meeting.

     The Company is not aware of any matters that are to come before the Meeting other than those described in this Proxy Statement. However, if other matters do properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote such proxy in accordance with their best judgment.

                              ELECTION OF DIRECTORS

     At the Meeting, four Directors are to be elected for terms of three years. Seven other Directors have been elected to terms that end in either 2003 or 2004, as indicated below. The following pages set forth certain information concerning the nominees and the Directors whose terms of office will continue after the Meeting. All of the nominees and incumbent Directors listed below were previously elected Directors by the shareholders.

     Proxies, unless otherwise specified, will be voted for the election of the nominees listed to serve as Directors. The election of each nominee for Director requires a plurality of the votes cast in the election of Directors. If, at the time of the Meeting, any nominee should be unavailable to serve as a Director, it is intended that votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors, or the Board of Directors may reduce the number of Directors. Each nominee has consented to being named in this Proxy Statement and to serve if elected.

     James Ermer, a Director since 1991, retired from the Board on February 20, 2002.

                    Nominees for Election for Terms Expiring in 2005

     ROBERTF. NORFLEET, JR., 62, is a consultant for SunTrust Bank (formerly Crestar Bank). From December 1996 to December 1999, he was a consultant in the capacity of Director of Client Relations for the Trust and Investment Management Group for Crestar Bank. Mr. Norfleet is Chairman of the Audit Committee and a member of the Executive Committee and the Corporate Governance Committee. He has been a Director since 1991.

     JULIOUS P. SMITH, JR., 59, is Chairman and Chief Executive Officer and a member of the law firm of Williams Mullen. Prior to June 1, 1999, he was President and Chief Executive Officer and a member of that law firm, positions he held for more than five years. Mr. Smith is a Director of Hilb, Rogal and Hamilton Company. He is a member of the Executive Committee, the Audit Committee and the Corporate Governance Committee and has been a Director since 2000. Williams Mullen acts as counsel to the Company.

     THOMAS G. SNEAD, JR., 48, is Chairman and Chief Executive Officer of Trigon Healthcare, Inc. ("Trigon") (a managed healthcare company). From April 1999 to April 2000, he was President and Chief Executive Officer and, from October 15,
1997 to April 1999, he was President and Chief Operating Officer of Trigon. Prior to October 15, 1997, he was Senior Vice President and Chief Financial Officer of Trigon, positions he held for more than five years. Mr. Snead is a Director of Trigon. He is a member of the Executive Compensation Committee, the Investment Funds Committee and the Finance Committee and has been a Director since 2001.

     EUGENE P. TRANI, 62, is President of Virginia Commonwealth University (an urban, public research university), a position he has held for more than five years. He is a Director of Universal Corporation. Dr. Trani is Chairman of the Corporate Governance Committee and a member of the Audit Committee and the Executive Compensation Committee. He has been a Director since 1993.

     The Board of Directors recommends that the shareholders vote for the nominees set forth above.

                     Incumbent Directors Whose Terms Expire in 2004

     THEODORE L. CHANDLER, JR., 49, is Senior Executive Vice President of the Company. He is also Senior Executive Vice President of each of Lawyers Title Insurance Corporation ("Lawyers Title"), Commonwealth Land Title Insurance Company ("Commonwealth") and Transnation Title Insurance Company ("Transnation"), all of which are wholly owned subsidiaries of the Company, positions he has held since February 23, 2000. Prior to January 31, 2000, Mr. Chandler was a member of the law firm of Williams Mullen, a position he held for more than five years. He is a Director of Hilb, Rogal and Hamilton Company and Open Plan Systems, Inc. Mr. Chandler has been a Director since 1991.

     CHARLES H. FOSTER, JR., 59, is Chairman and Chief Executive Officer of the Company and of Lawyers Title, positions he has held for more than five years. He is also Chairman and Chief Executive Officer of each of Commonwealth and Transnation, positions he has held since June 1, 1999. Mr. Foster is a Director of Universal Corporation. He is Chairman of the Executive Committee and has been a Director since 1991.

     ROBERT T. SKUNDA, 55, is President and Chief Executive Officer of the Virginia Biotechnology Research Park (a center for the development of Virginia's biotechnology and biomedical industries). From December 1993 to November 1997, he was Secretary of Commerce and Trade for the Commonwealth of Virginia. Mr. Skunda is a member of the Audit Committee, the Investment Funds Committee and the Corporate Governance Committee and has been a Director since 2001.

     MARSHALL B. WISHNACK, 55, was Chairman and Chief Executive Officer of Wheat First Union (now Wachovia Securities) (the securities brokerage division of Wachovia Corporation) from April 1, 1996 until his retirement on December 31, 1999. He is a Director of S&K Famous Brands, Inc. Mr. Wishnack is Chairman of the Executive Compensation Committee and a member of the Finance Committee and the Corporate Governance Committee. He has been a Director since 1991.

                     Incumbent Directors Whose Terms Expire in 2003

     JANET A. ALPERT, 55, is President of the Company and of each of Lawyers Title, Commonwealth and Transnation. Prior to February 27, 1998, she was President and Chief Operating Officer of the Company and of Lawyers Title, positions she held for more than five years. Ms. Alpert has been a Director since 1994.

     MICHAEL DINKINS, 48, is Chairman, President and Chief Executive Officer of Access Worldwide Communications, Inc. ("Access Worldwide") (a marketing services company). From August 1999 to March 2000, he was President and Chief Executive Officer and, from August 1997 to August 1999, he was Chief Financial Officer of Access Worldwide. From 1996 to August 1997, Mr. Dinkins was President of the Graphic Communications Group of Cadmus Communications Corporation (a printing, marketing and publishing company). He is a Director of Access Worldwide. Mr. Dinkins is a member of the Audit Committee, the Investment Funds Committee and the Finance Committee and has been a Director since 1997.

     JOHN P. McCANN, 57, retired as Chairman of United Dominion Realty Trust, Inc. ("United Dominion") (an apartment real estate investment trust) in March 2001. From January 1, 1999 to February 13, 2001, he was Chairman and Chief Executive Officer of United Dominion and, prior to January 1, 1999, he was Chairman, President and Chief Executive Officer of United Dominion, positions he held for more than five years. Mr. McCann is a Director of United Dominion and Storage USA, Inc. He is Chairman of the Investment Funds Committee and a member of the Executive Committee and the Finance Committee. Mr. McCann has been a Director since 1997.

                                 STOCK OWNERSHIP

                             Principal Shareholders

     The following table sets forth certain information with respect to the beneficial ownership of shares of the Company's Common Stock by each person or group known by the Company to beneficially own more than 5% of the outstanding shares of such stock.

         Name of Beneficial Owner      Number of Shares(1)  Percent of Class(1)
         ------------------------      -------------------  -------------------

LandAmerica Financial Group, Inc.
Savings and Stock Ownership Plan(2)         1,670,310              8.99%
    101 Gateway Centre Parkway
    Gateway One
    Richmond, Virginia 23235-5153

Artisan Partners Limited Partnership(3)       985,300              5.30%
Artisan Investment Corporation
Andrew A. Ziegler
Carlene Murphy Ziegler
    1000 North Water Street, #1770
    Milwaukee, Wisconsin 53202

Dimensional Fund Advisors Inc.(4)             956,712              5.15%
    1299 Ocean Avenue, 11th Floor
    Santa Monica, California 90401

----------

     1 The numbers of shares of Common Stock of the Company shown in the table are as of December 31, 2001, and the percents shown in the table are based on the number of shares of Common Stock outstanding on that date.

     2 Each participant in the LandAmerica Financial Group, Inc. Savings and Stock Ownership Plan (the "401(k) Plan") has the right to instruct Merrill Lynch Trust Company, trustee for the 401(k) Plan, with respect to the voting of shares allocated to his or her account. The trustee, however, will vote any shares for which it receives no instructions in the same proportion as those shares for which it has received instructions.

     3 In a Schedule 13G filed with the Securities and Exchange Commission (the "Commission") on February 13, 2002, Artisan Partners Limited Partnership ("Artisan Partners") reported that, in its role as investment advisor to its discretionary clients, it has shared power to vote and dispose of 985,300 shares of the Company's Common Stock. Artisan Investment Corporation is the general partner of Artisan Partners, and Andrew A. Ziegler and Carlene Murphy Ziegler are the principal stockholders of Artisan Investment Corporation. The Schedule 13G states that none of Artisan Partners' discretionary clients, to the knowledge of the reporting persons, has an economic interest in more than 5% of the shares of Common Stock outstanding.

     4 In a Schedule 13G/A filed with the Commission on February 12, 2002, Dimensional Fund Advisors Inc. ("Dimensional") reported that, in its role as investment advisor to four investment companies registered under the Investment Company Act of 1940 or as investment manager to certain commingled group trusts and separate accounts (collectively, the "Funds"), it has sole power to vote and dispose of 956,712 shares of the Company's Common Stock. The Schedule 13G/A states that all of such shares are owned by the Funds, no one of which, to the knowledge of Dimensional, owns more than 5% of the shares of Common Stock outstanding.

                        Directors and Executive Officers

     The following table sets forth certain information with respect to (a) the beneficial ownership of shares of the Company's Common Stock by (i) each Director and nominee, (ii) each executive officer listed in the Summary Compensation Table (the "Named Executive Officers") and (iii) all Directors and executive officers as a group and (b) the amount of Deferred Stock Units held by each such person and group.

                                                Beneficial Ownership(1)
                                                -----------------------
                                                                                                 Additional
Name of Beneficial Owner                 Number of Shares(2)        Percent of Class         Deferred Stock Units(3)
------------------------                 -------------------        ----------------         -----------------------

Janet A. Alpert                                95,627                    *                          5,662
Theodore L. Chandler, Jr.                      62,808                    *                          3,489
Michael Dinkins                                 9,573                    *                          2,867
G. William Evans                               46,595                    *                          8,360
Charles H. Foster, Jr.                        195,586                  1.17%                       11,674
John P. McCann                                 14,573                    *                          4,752
Robert F. Norfleet, Jr.                        16,323                    *                          3,843
Karen L. Schmidt                                    0                    *                              0
Robert T. Skunda                                2,100                    *                            822
Julious P. Smith, Jr.                           5,000                    *                          2,083
Thomas G. Snead, Jr.                            2,000                    *                            802
Eugene P. Trani                                16,073                    *                          5,268
Marshall B. Wishnack                           19,573                    *                          5,151

All Directors and executive                   557,407                  3.34%                       62,361
   officers as a group (17
   persons, including those
   named above)

----------

     * Percentage of ownership is less than 1% of the outstanding shares of Common Stock of the Company.

     1 The numbers of shares of Common Stock of the Company shown in the table are as of December 31, 2001, and the percents shown in the table are based on the number of shares of Common Stock outstanding on that date.

     2 The number of shares of Common Stock shown in the table includes 39,496 shares held for certain Directors and executive officers in the 401(k) Plan as of December 31, 2001, and 380,210 shares that Directors and executive officers have the right to acquire through the exercise of stock options within 60 days following December 31, 2001. The number of shares also includes 5,073 shares of the Company's Common Stock held in fiduciary capacities. Such shares may be deemed to be beneficially owned by the rules of the Commission, but inclusion of the shares in the table does not constitute admission of beneficial ownership.

     3 The amounts reported in this column are Deferred Stock Units held by (i) non-employee Directors under the Company's Outside Directors Deferral Plan (see "Directors' Compensation") and (ii) executive officers under the Company's Executive Voluntary Deferral Plan, a salary deferral plan, as of December 31, 2001. Each Deferred Stock Unit represents a hypothetical share of the Company's Common Stock, fluctuates in value with the market price of such stock and is payable only in cash.

                Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Directors and executive officers and persons who own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership of Common Stock with the Commission. Such persons are required by Commission regulation to furnish the Company with copies of all
Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that applicable Section 16(a) filing requirements were satisfied for transactions that occurred in 2001.

                                   COMMITTEES

     The standing committees of the Board of Directors are the Executive Committee, the Audit Committee, the Executive Compensation Committee, the Investment Funds Committee, the Finance Committee and the Corporate Governance Committee. The Executive Committee has the authority to act for the Board of Directors on most matters during the intervals between Board meetings. The functions of the Audit Committee are discussed below under "Audit Information." The functions of the Executive Compensation Committee are discussed below under "Report of Executive Compensation Committee." The Investment Funds Committee establishes the investment policy and monitors the performance of pension and portfolio investments of the Company and its subsidiaries. The Finance Committee advises the Board of Directors with respect to financing needs, capital structure and other financial matters. The Corporate Governance Committee develops qualifications for Director candidates, recommends to the Board of Directors persons to serve as Directors of the Company and monitors developments in, and makes recommendations to the Board concerning corporate governance practices. Shareholders entitled to vote for the election of Directors may nominate candidates for consideration by the Corporate Governance Committee. See "Proposals for 2003 Annual Meeting."

     During the fiscal year ended December 31, 2001, there were eight meetings of the Board of Directors, one meeting of the Executive Committee, five meetings of the Audit Committee, five meetings of the Executive Compensation Committee, five meetings of the Investment Funds Committee, two meetings of the Finance Committee and one meeting of the Corporate Governance Committee. All Directors attended 75% or more of the total aggregate number of meetings of the Board of Directors and of the committees on which they served.

                             DIRECTORS' COMPENSATION

     Each Director who is not an officer of the Company receives a quarterly retainer of $3,750, a fee of $1,500 for attendance at each Board meeting, and a fee of $750 for attendance at each meeting of a Board committee of which he is a member. Effective December 1, 1998, each such non-employee Director may elect to receive all or part of his compensation in stock. The number of shares of the Company's Common Stock issuable to a Director who makes an annual irrevocable election to receive all stock in lieu of cash compensation is increased by 20%. A Director who is also an officer of the Company receives no compensation for his or her services as a Director.

     The Outside Directors Deferral Plan, as amended and restated in 1998, permits non-employee Directors to defer all or a portion of their cash compensation in Deferred Stock Units. Each Deferred Stock Unit represents a hypothetical share of the Company's Common Stock and fluctuates in value with the market price of such stock. A Participant's Deferred Stock Unit Account is increased by Common Stock dividends paid by the Company. Those Directors who elect to defer 100% of their total cash compensation into Deferred Stock Units for a given year shall receive additional compensation in the form of Deferred Stock Units equal to 20% of their total compensation. Any amounts deferred under the original Outside Directors Deferral Plan may be transferred into the amended and restated Plan by making a one time election to do so. If such amounts are not transferred, the Director's Deferred Cash Account will continue to be credited with interest annually. The interest paid is based on the Rate of Return set forth in the amended and restated Plan, which is currently 9%. Under the original Plan and the amended and restated Plan, benefits are paid in cash in a lump sum or in installments and include survivor's benefits on the benefit commencement date chosen by the Participant. A Participant may also postpone receipt of benefit payments by making a timely election. Accelerated payment of deferred benefits may occur under certain conditions, including a change of control of the Company.

     Prior to 1997 pursuant to the Company's 1992 Stock Option Plan for Non-Employee Directors (the "Directors' Option Plan"), and in 1997 pursuant to the Company's 1991 Stock Incentive Plan, as amended (the "1991 Stock Incentive Plan"), each non-employee Director was granted an option to purchase 1,500 shares of Common Stock of the Company on the first business day following each annual meeting of shareholders. Beginning in 1998, pursuant to the 1991 Stock Incentive Plan, the annual option grant to each non-employee Director was increased to 2,000 shares of the Company's Common Stock. Since 2001, the annual option grants have been made pursuant to the Company's 2000 Stock Incentive Plan (the "2000 Stock Incentive Plan"). The exercise price of all options granted to non-employee Directors is the fair market value of the Company's Common Stock on the date of grant. All of the options are exercisable six months after the date of grant and expire ten years from the date of grant. Shorter expiration periods may apply in the event an optionee dies, becomes disabled or resigns from or does not stand for reelection to the Board. The options will be adjusted for stock dividends, stock splits and certain other corporate events that may occur in the future.

                   REPORT OF EXECUTIVE COMPENSATION COMMITTEE

     Decisions on compensation of the Company's executive officers as well as those officers of its subsidiaries who are members of executive management (collectively "senior management") are made by the Executive Compensation Committee of the Board. The Committee determines the salaries of the Company's senior management and reviews and approves annual management incentive programs and executive benefits for senior management. It also administers the 1991 and 2000 Stock Incentive Plans, the Directors' Option Plan, the Executive Voluntary Deferral Plan, the Outside Directors Deferral Plan and the Executive Target Ownership Program. The Committee reviews any significant changes in the tax qualified employee pension benefit plans and the Regional Management Incentive Programs. All decisions by the Executive Compensation Committee relating to the compensation of the Company's senior management are reported to the full Board.

     Under rules established by the Commission, the Company is required to provide certain information with respect to the compensation and benefits provided to the Company's Chairman and Chief Executive Officer, Charles H. Foster, Jr., and the other executive officers of the Company, including the Named Executive Officers. The report of the Executive Compensation Committee set forth below addresses the Company's compensation policies in effect for 2001.

Executive Compensation Policies

     The Executive Compensation Committee's executive compensation policies are designed to provide competitive levels of compensation that integrate pay with the Company's annual and long-term performance goals, recognize individual initiative and achievements, and assist the Company in attracting and retaining highly qualified executives. They provide for competitive base salaries which reflect individual performance and level of responsibility; annual variable performance opportunities payable in cash on the basis of merit and for the achievement of financial and operating performance goals established by the Committee; and long-term, stock-based incentive opportunities which strengthen the mutuality of interests between senior management and the Company's shareholders.

     In furtherance of its responsibility to determine executive compensation, the Executive Compensation Committee annually, or more frequently, reviews the Company's executive compensation program. The Committee evaluates compensation structures and the financial performance of other publicly held companies in the title insurance industry, of publicly held companies in certain other financial services sectors and in companies of similar size as well as the compensation of executive officers in those companies in order to establish general parameters within which it may fix competitive compensation for its executive officers. The Committee may also review data from published compensation surveys. The insurance industry peer group used for compensation analysis is included within, but is narrower than, the peer group index in the performance graph included in this proxy statement due to the small number of title companies on which compensation data is publicly available. The Executive Compensation Committee believes that compensation comparisons are most appropriately made to executives within the insurance industry peer group, with particular emphasis on comparable title insurance companies. This group may change as the Company or its competitors change their focus, merge or consolidate or as new competitors emerge.

     The Executive Compensation Committee then determines the appropriate salary and management incentive using a number of factors, including the executive officer's individual duties and responsibilities in the Company, relative importance to the overall success of the Company's short-term and long-term goals and attainment of individual performance goals, if appropriate. With respect to Mr. Foster, the Committee specifically considers the following factors: integrity, vision, leadership, ability to meet agreed upon corporate performance objectives, succession planning, shareholder relations and CEO-Board relations, and it evaluates the overall performance of the Company, including revenues, earnings, development of the organization and return on shareholders' equity. With respect to the other executive officers, including the Named Executive Officers, the Committee reviews goals and accomplishments for the year as they pertain to the area or areas of Company operations for which the executive is personally responsible and accountable.

     Combining subjective and objective policies and practices, this assessment process is undertaken annually, or more frequently, by the Executive Compensation Committee in order to implement the Company's pay-for-performance policy, which focuses on an executive officer's total compensation, including cash and non-cash compensation, from all sources.

Base Salaries and Annual Incentives

     The Company's executive compensation program stresses incentive opportunities linked to financial and operating performance and incorporates competitive base salaries for senior management targeting the median for comparable positions at comparable companies during 2001. After a review and evaluation by the Committee in 2001 of Mr. Foster's personal performance in light of his management responsibilities, the Company's profitability levels in 2000 and the competitiveness of Mr. Foster's annual base salary to those of other chief executive officers of comparable companies, Mr. Foster's salary for 2001 was increased to $525,000.

     The executive officers of the Company, including the Named Executive Officers, were eligible for incentive compensation for their 2001 performance. Annual incentive awards for 2001 were made to certain members of senior management, including the Named Executive Officers. The Committee intends to award annual incentives based on comparisons to peer group and individual performance. The Executive Compensation Committee review included an assessment of the performance of selected individuals in achieving objective and subjective quarterly and annual goals in his or her respective area of responsibility.

Based on the performance of the Company and his individual performance, Mr. Foster's annual incentive award for 2001 was $304,566.

Long-Term Incentives

     The Committee administers the 1991 and 2000 Stock Incentive Plans under which it has granted to key executives stock options and shares of restricted Common Stock based upon a determination of competitive aggregate compensation levels. The primary objective of issuing stock-based incentives is to encourage significant investment in stock ownership by management and to provide long-term financial rewards linked directly to market performance of the Company's stock. The Committee believes that significant ownership of stock by senior management is the best way to align the interests of management and the shareholders, and the Company's stock incentive program is effectively designed to further this objective.

     Effective February 20 and December 20, 2001, the Executive Compensation Committee granted stock options (the "2001 Options") to various executives, including the Named Executive Officers. The December 2001 option grants were intended to be in lieu of grants that otherwise would have been made in February 2002. The Committee granted Mr. Foster 2001 Options to acquire an aggregate of 160,000 shares of Common Stock. The Committee initially determined the aggregate number of options to be granted to executives by using a calculation based upon the Company's issued and outstanding shares on a fully diluted basis, with a goal of granting aggregate options in an amount equal to 1.5% to 2% of fully diluted issued and outstanding shares each year. In deciding to use such a calculation, the Committee assessed data with respect to option grants to executives in the insurance industry peer group and considered the executive compensation structure of companies of comparable size and performance characteristics. With respect to the options granted to Mr. Foster, the Committee evaluated Mr. Foster's overall compensation package relative to that of other chief executives in the peer group. With respect to the allocation of available options among the Named Executive Officers and other executives, the Committee is of the view that, as a person's level of responsibility increases, greater portions of his or her total compensation should be linked to the long-term performance of the Company's Common Stock and return to its shareholders.

     The exercise price of the 2001 Options is based on the closing price of the Common Stock on the date of grant. The 2001 Options vest at the rate of 25% each year in each of the four years following the date of grant and expire seven years from such date. Earlier vesting and expiration dates may apply in the event of an optionee's termination of employment, retirement, death or disability.

Executive Target Ownership Program

     In 1998, the Company adopted the Executive Target Ownership Program which requires senior management to attain certain stock ownership levels and therefore maintain a vested interest in the equity performance of the Company. Over a five year period, the executives covered by the program are expected to reach certain ownership levels, which are expressed as a multiple of the executive's base salary and which range from five times base salary, the level applicable to Mr. Foster, to two times base salary depending on the executive's position. Stock ownership for purposes of this program includes (1) shares owned outright by the executive, the executive's immediate family or a trust for the executive's benefit, (2) vested shares held in a qualified benefit plan, (3) the vested portion of restricted shares, (4) shares retained from the exercise of options and (5) Deferred Stock Units under the Executive Voluntary Deferral Plan. Unexercised stock options do not count for purposes of this program.

     The tables which follow this report, and the accompanying narrative and footnotes, reflect the decisions covered by the above discussion.

Tax Considerations

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), provides certain criteria for the tax deductibility of annual compensation in excess of $1 million paid to certain executives of public companies. The Company intends to qualify executive compensation for deductibility under Section 162(m) to the extent consistent with the best interests of the Company. Since corporate objectives may not always be consistent with the requirements of full deductibility, it is conceivable that the Company may enter into compensation arrangements in the future under which payments are not deductible under Section 162(m). Deductibility will not be the sole factor used by the Committee in ascertaining appropriate levels or modes of compensation.

     To meet the criteria applicable to deductible performance-based compensation (as defined in Section 162(m)), the Company has taken appropriate action to cause grants of stock options and stock appreciation rights under the 1991 and 2000 Stock Incentive Plans to be performance-based.

                                          Executive Compensation Committee
                                             Marshall B. Wishnack, Chairman
                                             Thomas G. Snead, Jr.
                                             Eugene P. Trani

Richmond, Virginia
March 26, 2002

                             EXECUTIVE COMPENSATION

     The following table shows, for the fiscal years ended December 31, 2001, 2000 and 1999, the cash compensation paid by the Company and its subsidiaries, as well as certain other compensation paid or accrued for those years, to each of the Named Executive Officers in all capacities in which they served:

                           Summary Compensation Table

                                                                                  Long-Term
                                                                                 Compensation
                                             Annual Compensation                    Awards
                                     ---------------------------------------  ---------------------
                                                                Other         Restricted Securities
        Name and                                               Annual          Stock     Underlying      All Other
   Principal Position         Year   Salary($)  Bonus($)  Compensation($)(1)  Awards($)  Options(#)  Compensation($)(2)
   ------------------         ----   ---------  --------  ------------------  ---------  ----------  ------------------

Charles H. Foster, Jr.        2001    $520,836   $304,566        --           $ 0        160,000(3)       $33,990
Chairman and Chief            2000     500,016    247,500        --             0         80,000           32,980
Executive Officer             1999     500,016    216,000        --             0         40,000           37,403

Janet A. Alpert               2001     343,760    201,020        --             0         80,000(3)        27,190
President                     2000     330,000    163,350        --             0         40,000           25,218
                              1999     330,000    142,560        --             0         20,000           28,180

Theodore L. Chandler, Jr.(4)  2001     312,500    182,739        --             0         80,000(3)        24,941
Senior Executive Vice         2000     276,153    156,750        --          178,125(5)   40,000           17,914
President

G. William Evans              2001     266,668    141,143        --             0         60,000(3)        18,526
Executive Vice President      2000     250,008    118,750        --             0         26,000           15,375
and Chief Financial           1999     250,000    110,925        --             0         12,000           18,166
Officer

Karen L. Schmidt(6)           2001     220,817    133,301        --             0         15,000           15,240
Executive Vice President-
Markets

----------

     1 The dollar value of perquisites and other personal benefits received by each of the Named Executive Officers during each of the fiscal years ended December 31, 2001, 2000 and 1999, did not exceed the lesser of $50,000 or 10% of the total amount of salary and bonus reported for each in such years.

     2 "All Other Compensation" includes the following amounts for the fiscal year ended December 31, 2001: (a) $5,440, $5,440, $5,390 and $5,440 for Mr.
Foster, Ms. Alpert, Mr. Chandler and Mr. Evans, respectively, representing the employer contribution to the 401(k) Plan on behalf of each of these executive officers to match the 2001 pre-tax elective deferral contribution (which is included under the "Salary" column) made by each to such plan; (b) $4,589 and $4,392 of accrued interest on income deferred in 1986, 1987 or 1988 by Mr. Foster and Ms. Alpert, respectively, under the Lawyers Title Deferred Income Plan (computed assuming that each of the participating Named Executive Officers satisfies all conditions necessary to earn the highest interest rate payable under such plan), to the extent the total interest accrued with respect to such income amounts during 2001 exceeded 120% of the applicable federal long term rate provided under Section 1274(d) of the Internal

Revenue Code;  and (c) $23,961,  $17,358,  $19,551,  $13,086 and $15,240 for Mr.
Foster, Ms. Alpert, Mr. Chandler, Mr. Evans and Ms. Schmidt, respectively, representing compensation attributable to life insurance premiums paid by the Company in 2001 pursuant to the Company's split-dollar life insurance plan.

     3 The 2001 amounts shown in this column for Mr. Foster, Ms. Alpert, Mr. Chandler and Mr. Evans are the sum of equal option grants made to each of these executive officers in February and December 2001. The December 2001 option grants were intended to be in lieu of grants that otherwise would have been made in February 2002.

     4 Mr. Chandler was elected Senior Executive Vice President of the Company effective January 31, 2000.

     5 This amount is the dollar value, based on the $17.8125 closing price of a share of Common Stock on January 31, 2000, as reported on the New York Stock Exchange, of 10,000 shares of restricted Common Stock awarded on such date to Mr. Chandler. On January 31, 2001, and on each of the three successive anniversary dates of such date, the award vests for 25% of the shares of Common Stock covered by the award. The dollar value of the 10,000 shares of restricted Common Stock held by Mr. Chandler on December 31, 2001, was $287,000, based on the $28.70 closing price of a share of Common Stock on such date, as reported on the New York Stock Exchange.

     6 Ms. Schmidt was elected Executive Vice President - Markets of the Company effective January 8, 2001.


                                  Stock Options

     The following tables contain information concerning grants of stock options to the Named Executive Officers during the fiscal year ended December 31, 2001, exercises of stock options by the Named Executive Officers in such fiscal year and the fiscal year-end value of all unexercised stock options held by the Named Executive Officers.

                        Option Grants in Last Fiscal Year

                                                     Individual Grants
                             ---------------------------------------------------------------
                              Number of        % of Total
                              Securities         Options
                               Underlying       Granted to                                        Grant Date
                                Options        Employees in   Exercise or Base    Expiration        Present
            Name              Granted (#)(1)    Fiscal Year    Price ($/Sh)(2)      Date(3)       Value ($)(4)
            ----              --------------    -----------    ---------------    ----------      ------------

Charles H. Foster, Jr.           80,000          11.6%             $36.80           2/20/08       $1,208,008
                                 80,000          11.6               26.50          12/20/08          792,752

Janet A. Alpert                  40,000           5.8               36.80           2/20/08          604,004
                                 40,000           5.8               26.50          12/20/08          396,376

Theodore L. Chandler, Jr.        40,000           5.8               36.80           2/20/08          604,004
                                 40,000           5.8               26.50          12/20/08          396,376

G. William Evans                 30,000           4.3               36.80           2/20/08          453,003
                                 30,000           4.3               26.50          12/20/08          297,282

Karen L. Schmidt                 15,000           2.2               26.50          12/20/08          148,641

----------

     1 The options granted to the Named Executive Officers become exercisable for 25% of the shares of Common Stock of the Company covered by such options on each of the first four successive anniversary dates of the date of grant.

     2 The exercise price for the options listed in the table was the fair market value on the date of grant. The exercise price may be paid in cash, in shares of Common Stock of the Company valued at fair market value on the date of exercise or pursuant to a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all required withholding taxes and other deductions.

     3 The options listed in the table expire seven years from the date of grant. An earlier expiration date may apply in the event of the optionee's termination of employment, retirement, death or disability.

     4 The Black-Scholes option pricing model was used to determine the "Grant Date Present Value" of the options listed in the table. For options with an expiration date of February 20, 2008, the model assumed a volatility measure of ..5266, which is the variance on the rate of return on the Common Stock of the Company over the most recent 504 trading day period prior to the grant of the option, a risk free interest rate of 5.013% and a dividend yield of .543%. For options with an expiration date of December 20, 2008, the model assumed a volatility measure of .4836, which is the variance on the rate of return on the Common Stock of the Company over the most recent 497 trading day period prior to the grant of the option, a risk free interest rate of 4.457% and a dividend yield of .755%. In all cases, the model assumed an exercise date approximately
four  years   after  the   option   vests.   Because   the   magnitude   of  any
non-transferability discount is extremely difficult to determine, none was applied in determining the value of the reported options. The grant date present values set forth in the table are only theoretical values and may not accurately determine present value. The actual value, if any, an optionee will realize will depend on the excess of market value of a share of the Company's Common Stock over the exercise price on the date the option is exercised.

                 Aggregated Option Exercises in Last Fiscal Year
                        and Fiscal Year-End Option Values

                                                             Number of Securities        Value of Unexercised
                                                            Underlying Unexercised       In-the-Money Options
                                                             Options at FY-End (#)          at FY-End ($)2
                                                           --------------------------  --------------------------
                          Shares Acquired     Value
          Name             on Exercise(#) Realized ($)(1)  Exercisable  Unexercisable  Exercisable  Unexercisable
          ----             -------------- ---------------  -----------  -------------  -----------  -------------
Charles H. Foster, Jr.         99,500      $1,633,572         82,500       242,500       $432,313     $716,938
Janet A. Alpert                49,500         786,450         41,750       121,250        219,756      358,469
Theodore L. Chandler, Jr.           0               0         23,000       110,000        237,070      414,625
G. William Evans               22,750         316,304         14,000        86,000         58,602      241,805
Karen L. Schmidt                    0               0              0        15,000              0       33,000

----------

     1 The value realized represents the difference between the exercise price of the option and the fair market value of the Company's Common Stock on the date of exercise.

     2 The value of unexercised in-the-money options at fiscal year-end represents the difference between the exercise price of the options and $28.70, the fair market value of the Company's Common Stock on December 31, 2001.

                               Retirement Benefits

     All of the Named Executive Officers participate in the Company's Cash Balance Plan, a qualified defined benefit retirement plan. Under the plan, a hypothetical cash balance account is established for each participant for record keeping purposes. Each year a participant's cash balance account is credited with (a) a compensation credit based on the participant's age, service and compensation for that year and (b) an interest credit based on the participant's account balances at the end of the prior year. The compensation credit percentage is determined by the sum of the participant's age and service at the beginning of the year, and ranges from 2% for a sum of less than 35 to 5% for a sum of 80 or more. Interest credits for the year are based on the average of 10-year Treasury bond rates in effect for the month of November of the prior year. At retirement, the account balance may be converted to various monthly benefit options based on actuarial factors defined in the plan or may be paid in a lump sum benefit. Benefits for participants who were eligible for early retirement on December 31, 1998, under the terms of the former Lawyers Title Retirement Plan or the former Commonwealth Pension Plan will be no less than benefits calculated under the provisions of such former plan.

     The Internal Revenue Code limits (a) the annual retirement benefit that may be paid under the Cash Balance Plan and (b) the compensation that may be used in computing a benefit. The maximum benefit limitation is adjusted each year to reflect the cost of living. For 2001, the maximum benefit limitation was $140,000 (based on a life annuity) and the earnings limitation was $170,000.

     All of the Named Executive Officers are also covered by the Company's 1999 Benefit Restoration Plan, an unfunded plan designed to restore to selected participants the benefits that cannot be paid under the Cash Balance Plan due to the Internal Revenue Code maximum benefit limitation, the earnings limitation, or both. The benefit payable under the 1999 Benefit Restoration Plan is the difference between the benefit that would be payable under the Cash Balance Plan, but for either or both of the Internal Revenue Code limitations, and the amount actually payable under the Cash Balance Plan. The benefits under the 1999 Benefit Restoration Plan are payable for a period of 15 years.

     Assuming current salary and bonus levels (as reported in the Summary Compensation Table) and participation until normal retirement at age 65, (i) for the first 15 years after normal retirement the estimated total annual benefit payable to each of the Named Executive Officers under both the Cash Balance Plan and the 1999 Benefit Restoration Plan is as follows: Mr. Foster, $316,000; Ms. Alpert, $260,000; Mr. Chandler, $43,000; Mr. Evans, $172,000; and Ms. Schmidt, $24,000; and (ii) thereafter, the estimated annual benefit payable to each of these executive officers under only the Cash Balance Plan is as follows: Mr. Foster, $115,000; Ms. Alpert, $108,000; Mr. Chandler, $18,000; Mr. Evans,
$103,000; and Ms. Schmidt, $19,000.

                             Contractual Obligations

     To ensure that the Company will have the continued dedicated service of certain executives notwithstanding the possibility, threat or occurrence of a change of control, the Company has entered into change of control employment agreements with certain executives, including the Named Executive Officers. The agreements generally provide that if the executive is terminated other than for cause within three years after a change of control of the Company, or if the executive terminates his employment for good reason within such three-year period or voluntarily during the 30-day period following the first anniversary of the change of control, the executive is entitled to receive "severance benefits." Severance benefits include a lump sum severance payment equal to up to three times the sum of the officer's base salary and highest annual bonus, together with certain other payments and benefits, including continuation of employee welfare benefits and, under most of the agreements, an additional payment to compensate the executive for certain excise taxes imposed on certain change of control payments.

     The Board of Directors believes that the change of control employment agreements benefit the Company and its shareholders by securing the continued service of key management personnel and by enabling management to perform its duties and responsibilities without the distracting uncertainty associated with a change of control.

                             STOCK PERFORMANCE GRAPH

         The following graph compares the cumulative total return to the shareholders of the Company for the last five fiscal years with the total return on the Standard & Poors 500 Index and the Nasdaq Insurance Index. The graph makes the same comparison to the Standard & Poors 600 Small Cap Index, which includes the Company. The graph assumes the investment of $100 in the Company's Common Stock on December 31, 1996, and the reinvestment of all dividends.

  ==============================================================================

                        LANDAMERICA FINANCIAL GROUP, INC.



                              [PERFORMANCE GRAPH]



                        LANDAMERICA FINANCIAL GROUP, INC.
                     CUMULATIVE TOTAL RETURN TO SHAREHOLDERS

                                                                         NASDAQ                S&P 600 Small
                          LandAmerica          S&P 500 Index         Insurance Index             Cap Index
  =================== ===================== ==================== ======================== =========================
       12/31/96              $100                   $100                 $100                      $100
  ------------------- --------------------- -------------------- ------------------------ -------------------------
       12/31/97               162                    133                  126                       126
  ------------------- --------------------- -------------------- ------------------------ -------------------------
       12/31/98               288                    171                  128                       124
  ------------------- --------------------- -------------------- ------------------------ -------------------------
       12/31/99                96                    208                  139                       139
  ------------------- --------------------- -------------------- ------------------------ -------------------------
       12/31/00               212                    189                  165                       156
  ------------------- --------------------- -------------------- ------------------------ -------------------------
       12/31/01               152                    166                  181                       166
  ------------------- --------------------- -------------------- ------------------------ -------------------------

                                AUDIT INFORMATION

     The Audit Committee operates under a written Charter adopted by the Board of Directors. The Charter was included in last year's Proxy Statement as required once every three years by regulations of the Commission and, for ease of reference, is set forth in Exhibit A to this Proxy Statement. The five members of the Audit Committee are independent as that term is defined in the listing standards of the New York Stock Exchange.

                     Fees of Independent Public Accountants

Audit Fees

     The aggregate amount of fees billed or expected to be billed to the Company by Ernst & Young LLP for professional services rendered in connection with the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001, and for the review of the Company's interim financial statements included in the Company's quarterly reports on Form 10-Q for that fiscal year was $639,525.

Financial Information System Design and Implementation Fees

     There were no professional services rendered to the Company by Ernst & Young LLP for the design and implementation of financial information systems for the fiscal year ended December 31, 2001.

All Other Fees

     The aggregate amount of fees billed to the Company by Ernst & Young LLP for all other non-audit services rendered to the Company for the fiscal year ended December 31, 2001, was $949,213, including audit-related services of $562,946 and non-audit services of $386,267. Audit-related services generally include fees for statutory and pension audits, business acquisitions, accounting consultations and SEC registration statements.

                             Audit Committee Report

     Management is responsible for the Company's internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. The independent auditor is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes on behalf of the Board of Directors.

     In this context, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management. Moreover, the Audit Committee has considered whether the non-audit services provided by the independent auditors are compatible with maintaining the auditors' independence.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, for filing with the Securities and Exchange Commission. By recommending to the Board of Directors that the audited financial statements be so included, the Audit

Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

                                          Audit Committee
                                              Robert F. Norfleet, Jr., Chairman
                                              Michael Dinkins
                                              Robert T. Skunda
                                              Julious P. Smith, Jr.
                                              Eugene P. Trani

Richmond, Virginia
March 19, 2002


                  Appointment of Independent Public Accountants

     Upon the recommendation of the Audit Committee, the Board of Directors has appointed the firm of Ernst & Young LLP as independent public accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2002. Representatives of Ernst & Young LLP will be present at the Annual Meeting, will be available to respond to appropriate questions and may make a statement if they so desire.

                        PROPOSALS FOR 2003 ANNUAL MEETING

     Under the regulations of the Commission, any shareholder desiring to make a proposal to be acted upon at the 2003 Annual Meeting of Shareholders must cause such proposal to be delivered, in proper form, to the Secretary of the Company, whose address is 101 Gateway Centre Parkway, Gateway One, Richmond, Virginia 23235-5153, no later than December 12, 2002, in order for the proposal to be considered for inclusion in the Company's Proxy Statement and form of proxy for that meeting. The Company anticipates holding the 2003 Annual Meeting of Shareholders on May 20, 2003.

     The Company's Bylaws also prescribe the procedure that a shareholder must follow to nominate Directors or to bring other business before shareholders' meetings. For a shareholder to nominate a candidate for Director or to bring other business before a meeting, notice must be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the date of the meeting. Based on an anticipated date of May 20, 2003, for the 2003 Annual Meeting of Shareholders, the Company must receive such notice no later than March 21, 2003, and no earlier than February 19, 2003. Notice of a nomination for Director must describe various matters regarding the nominee and the shareholder giving the notice. Notice of other business to be brought before the meeting must include a description of the proposed business, the reasons therefor, and other specified matters. Any shareholder may obtain a copy of the Company's Bylaws, without charge, upon written request to the Secretary of the Company.

                                  OTHER MATTERS

     THE COMPANY'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001, INCLUDING FINANCIAL STATEMENTS, IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT. A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR 2001 FILED WITH THE COMMISSION, EXCLUDING EXHIBITS, MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO THE SECRETARY OF THE COMPANY, WHOSE ADDRESS IS 101 GATEWAY CENTRE PARKWAY, GATEWAY ONE, RICHMOND, VIRGINIA 23235-5153 OR BY VISITING THE COMPANY'S WEBSITE AT WWW.LANDAM.COM.

                                                                       EXHIBIT A

                        LANDAMERICA FINANCIAL GROUP, INC.
                             AUDIT COMMITTEE CHARTER

Organization

The audit committee shall be appointed by the board of directors and shall consist of at least three directors all of whom are independent of management and of the Company. Members of the committee shall be considered independent if they have no relationship to the Company that may interfere with the exercise of their independence from management and from the Company. All committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the committee, and at least one member shall have accounting or related financial management expertise.

Statement of Policy

The audit committee shall assist the board of directors in fulfilling the board's oversight responsibility to the shareholders relating to (A) the Company's financial reporting process, systems of internal accounting and financial controls, and internal audit function and (B) the annual independent audit of the Company's financial statements. In so doing, the committee will benefit from free and open communication between the committee, the directors, the independent auditors, the internal auditors, and the financial management of the Company. The committee may adopt such policies and procedures as it may deem necessary or appropriate to carry out its responsibilities under this charter. The committee's policies and procedures should be flexible in order to best react to changing conditions and circumstances.

Processes

The following shall be the recurring processes of the audit committee in carrying out its oversight function. The committee may supplement these processes as appropriate.

* The committee shall review and reassess the audit committee charter at least annually and the charter shall be approved by the board of directors. The Company shall include a copy of the charter in its proxy statement at least triennially or the year after any significant amendment to the charter and shall disclose in all proxy statements whether committee members are independent. Approximately once each year and, with respect to any changes in the composition of the committee, the Company must provide the New York Stock Exchange written confirmation regarding the board's determination of committee members' independence, the financial literacy of committee members, the determination that at least one member of the committee has accounting or related financial management expertise, and the annual review and reassessment of the adequacy of the charter.

* The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and to the committee, both of which are representatives of the Company's shareholders. The committee and the board shall have the ultimate authority and responsibility to engage, evaluate, and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and from the Company and shall discuss all relationships between the auditors and their related entities and the Company and its related entities that may reasonably be thought to bear on the auditors' independence. The independent auditors shall confirm that, in their view, they are independent of the Company. In this regard, the committee shall obtain a formal written statement from the independent auditors delineating all relationships between the auditors and the Company and shall, when necessary, recommend that the board take any appropriate action to satisfy itself of the auditors' independence. In addressing the auditor's independence, the committee shall consider any non-audit services performed by the auditor for the Company and the impact such services may have on the auditor's independence. The committee may adopt policies regarding auditor independence including, but not limited to, policies regarding the auditor's performance of non-audit services.

* The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits. Also, the committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls and may elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. Further, the committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of its examinations.

* The committee shall review interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. The committee shall discuss the results of the quarterly review and any other matters required under generally accepted auditing standards to be communicated to the committee by the independent auditors. The chair of the committee may represent the entire committee for the purposes of this review.

* The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of the Form 10-K). The independent auditors shall provide their judgment about the quality, not merely the acceptability, of accounting principles, the reasonableness of any significant judgments, and the clarity of disclosures in the financial statements as part of such review. The committee shall also discuss the results of the annual audit and any other matters required under generally accepted auditing standards to be communicated to the committee by the independent auditors.

* In discharging its role, the committee is free to consider an investigation into any matter brought to its attention and shall have both full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel or other experts for this purpose if, in its judgment, that is appropriate, without obtaining the prior permission of the board of directors.

This charter shall not be construed in a manner that imposes upon the audit committee a higher standard of care than that imposed upon committees of boards of directors generally, pursuant to applicable law. It is not the duty of the committee to plan or conduct audits or to determine that the Company's financial statements are complete or accurate or are in accordance with generally accepted accounting principles. These are the collective responsibilities of management and the independent auditors. Nor is it the duty of the committee to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws or regulations or the Company's compliance policies and programs.

            [DEFINITIVE FORM OF PROXY CARD AND VOTING INSTRUCTIONS]


                        LANDAMERICA FINANCIAL GROUP, INC.

April 11, 2002

Dear Shareholder:

Please take note of the important information enclosed with this Proxy. There are issues related to the management and operation of the Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares. You may vote by mail, by telephone or over the Internet.

If you would like to vote by mail, please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return it in the enclosed postage paid envelope.

If you would like to vote by telephone or over the Internet, please follow the steps set forth on the proxy card.

Your vote must be received prior to the Annual Meeting of Shareholders, May 21, 2002.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Charles H. Foster, Jr.
Chairman and Chief Executive Officer


                                   DETACH HERE


                        LANDAMERICA FINANCIAL GROUP, INC.

              This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints John M. Carter, Russell W. Jordan, III and G. William Evans, and each or any of them, proxies for the undersigned, with power of substitution, to vote all the shares of Common Stock of LandAmerica Financial Group, Inc. held of record by the undersigned on April 5, 2002, at the Annual Meeting of Shareholders of LandAmerica Financial Group, Inc. to be held at 9:00 a.m. on May 21, 2002, and at any adjournments thereof, upon the matters listed on the reverse side, as more fully set forth in the Proxy Statement, and for the transaction of such other business as may properly come before the Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

-------------------------------             --------------------------------
-------------------------------             --------------------------------
-------------------------------             --------------------------------

             (continued, and to be DATED and SIGNED on reverse side)

LANDAMERICA FINANCIAL GROUP, INC.
C/O EQUISERVE
P. O. BOX 43068
PROVIDENCE, RI 02940

----------------------------------                              ------------------------------
        Vote by Telephone                                             Vote by Internet
----------------------------------                              ------------------------------

It's fast, convenient, and immediate!                           It's fast, convenient, and your vote is immediately
Call Toll-Free on a Touch-Tone Phone                            confirmed and posted.  Go to the website:
1-877-PRX-VOTE (1-877-779-8683).                                http://www.eproxyvote.com/lfg

------------------------------------------------------------    ----------------------------------------------------------
Follow these four easy steps:                                   Follow these four easy steps:

  1.   Read the accompanying Proxy Statement and Proxy             1.  Read the accompanying Proxy Statement and Proxy
       Card.                                                           Card.

  2.   Call the toll-free number                                   2.  Go to the Website
       1-877-PRX-VOTE (1-877-779-8683).                                http://www.eproxyvote.com/lfg

  3.   Enter your Voter Control Number located on your Proxy       3.  Enter your Voter Control Number located on your Proxy
       Card above your name.                                           Card above your name.

  4.   Follow the recorded instructions.                           4.  Follow the instructions provided.

------------------------------------------------------------     ----------------------------------------------------------
   Your vote is important!                                          Your vote is important!
   Call 1-877-PRX-VOTE anytime!                                     Go to http://www.eproxyvote.com/lfg anytime!

                        Do not return your Proxy Card if you are voting by Telephone or Internet



                                                      DETACH HERE

|X|      Please mark votes as in this example.

-----------------------------------------------------------------
               LANDAMERICA FINANCIAL GROUP, INC.
-----------------------------------------------------------------
                          COMMON STOCK

1.  Election of Directors.
    Nominees: (01) Robert F. Norfleet, Jr., (02) Julious P. Smith, Jr.,
              (03) Thomas G. Snead, Jr. and (04) Eugene P. Trani

         For                                Withheld
         All      |_|               |_|     From All
         Nominees                           Nominees

         |_|
            ----------------------------------------
              For all nominees except as noted above

                                                            Mark box at right if an address change or comment has   |_|
                                                            been  noted on the  reverse side of this card.

                                                            Please  be  sure to sign and date this Proxy.

                                                             ----------------------------------------------------------------------
                                                            |                                                                      |
                                                            |     Please sign exactly as your name(s) appear(s) on this Proxy.     |
                                                            |Attorneys-in-fact, executors, trustees, guardians, corporate officers,|
                                                            |              etc.,  should  give  full  title.                       |
                                                             ----------------------------------------------------------------------


     Signature:                          Date:               Signature:                             Date:
                ------------------------      --------------           ----------------------------      --------------

                        LANDAMERICA FINANCIAL GROUP, INC.

April 11, 2002

Dear Participant:

Please take note of the important information enclosed with this Voting Instruction. There are issues related to the management and operation of the Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares. You may vote by mail, by telephone or over the Internet.

If you would like to vote by mail, please mark the boxes on the Voting Instruction to indicate how your shares will be voted. Then sign the Voting Instruction, detach it and return it in the enclosed postage paid envelope.

If you would like to vote by telephone or over the Internet, please follow the steps set forth on the Voting Instruction.

Your vote must be received prior to the Annual Meeting of Shareholders, May 21, 2002.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Charles H. Foster, Jr.
Chairman and Chief Executive Officer

                                   DETACH HERE

                        LANDAMERICA FINANCIAL GROUP, INC.

              TO ADMINISTRATOR, LAWYERS TITLE INSURANCE CORPORATION
                            1995 STOCK PURCHASE PLAN

              This Voting Instruction is Solicited on Behalf of the Board of Directors of LandAmerica Financial Group, Inc.

Pursuant to Section 10 of the Lawyers Title Insurance Corporation 1995 Stock Purchase Plan, you are directed to vote, in person or by proxy, the whole shares of Common Stock of LandAmerica Financial Group, Inc. credited to the undersigned Participant's Account as of February 28, 2002, at the Annual Meeting of Shareholders of LandAmerica Financial Group, Inc., to be held at 9:00 a.m. on May 21, 2002, and at any adjournments thereof, upon the matters listed on the reverse side, as more fully set forth in the Proxy Statement, and for the transaction of such other business as may properly come before the Meeting.

THIS VOTING INSTRUCTION, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED PARTICIPANT. IF NO DIRECTION IS MADE, OR IF A VOTING INSTRUCTION IS NOT PROPERLY EXECUTED AND RECEIVED BY THE ADMINISTRATOR, THE ADMINISTRATOR MAY VOTE THE SHARES AT ITS DISCRETION.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?
-------------------------------             --------------------------------
-------------------------------             --------------------------------
-------------------------------             --------------------------------

             (continued, and to be DATED and SIGNED on reverse side)

LANDAMERICA FINANCIAL GROUP, INC.
C/O EQUISERVE
P. O. BOX 43068
PROVIDENCE, RI 02940

----------------------------------                              ------------------------------
        Vote by Telephone                                             Vote by Internet
----------------------------------                              ------------------------------

It's fast, convenient, and immediate!                           It's fast, convenient, and your vote is immediately
Call Toll-Free on a Touch-Tone Phone                            confirmed and posted.  Go to the website:
1-877-PRX-VOTE (1-877-779-8683).                                http://www.eproxyvote.com/lfg

------------------------------------------------------------    ----------------------------------------------------------
Follow these four easy steps:                                   Follow these four easy steps:

  1.   Read the accompanying Proxy Statement and Voting            1.  Read the accompanying Proxy Statement and Voting
       Instruction.                                                    Instruction.

  2.   Call the toll-free number                                   2.  Go to the Website
       1-877-PRX-VOTE (1-877-779-8683).                                http://www.eproxyvote.com/lfg

  3.   Enter your Voter Control Number located on your Voting      3.  Enter your Voter Control Number located on your Voting
       Instruction above your name.                                    Instruction above your name.

  4.   Follow the recorded instructions.                           4.  Follow the instructions provided.

------------------------------------------------------------     ----------------------------------------------------------
   Your vote is important!                                          Your vote is important!
   Call 1-877-PRX-VOTE anytime!                                     Go to http://www.eproxyvote.com/lfg anytime!

                        Do not return your Voting Instruction if you are voting by Telephone or Internet



                                                      DETACH HERE

|X|      Please mark votes as in this example.

-----------------------------------------------------------------
               LANDAMERICA FINANCIAL GROUP, INC.
-----------------------------------------------------------------
  LAWYERS TITLE INSURANCE CORPORATION 1995 STOCK PURCHASE PLAN

1.  Election of Directors.
    Nominees: (01) Robert F. Norfleet, Jr., (02) Julious P. Smith, Jr.,
              (03) Thomas G. Snead, Jr. and (04) Eugene P. Trani

         For                                Withheld
         All      |_|               |_|     From All
         Nominees                           Nominees

         |_|
            ----------------------------------------
              For all nominees except as noted above

                                                            Mark box at right if an address change or comment has   |_|
                                                            been  noted on the  reverse side of this card.

                                                            Please  be  sure to sign and date this Voting Instruction.

                                                             ----------------------------------------------------------------------
                                                            |                                                                      |
                                                            | Please sign exactly as your name appears on this Voting Instruction. |
                                                            |                                                                      |
                                                             ----------------------------------------------------------------------


     Signature:                          Date:
                ------------------------      --------------

                        LANDAMERICA FINANCIAL GROUP, INC.

April 11, 2002

Dear Participant:

Please take note of the important information enclosed with this Voting Instruction. There are issues related to the management and operation of the Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares. You may vote by mail, by telephone or over the Internet.

If you would like to vote by mail, please mark the boxes on the Voting Instruction to indicate how your shares will be voted. Then sign the Voting Instruction, detach it and return it in the enclosed postage paid envelope.

If you would like to vote by telephone or over the Internet, please follow the steps set forth on the Voting Instruction.

Your vote must be received prior to the Annual Meeting of Shareholders, May 21, 2002.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Charles H. Foster, Jr.
Chairman and Chief Executive Officer

                                   DETACH HERE

                        LANDAMERICA FINANCIAL GROUP, INC.

                     TO TRUSTEE, LANDAMERICA FINANCIAL GROUP, INC.
                        SAVINGS AND STOCK OWNERSHIP PLAN

                This Voting Instruction is Solicited on Behalf of the Board of Directors of LandAmerica Financial Group, Inc.

Pursuant to Section 10.09 of the LandAmerica Financial Group, Inc. Savings and Stock Ownership Plan, you are directed to vote, in person or by proxy, the whole shares of Common Stock of LandAmerica Financial Group, Inc. credited to the undersigned Participant's Account as of April 5, 2002, at the Annual Meeting of Shareholders of LandAmerica Financial Group, Inc., to be held at 9:00 a.m. on May 21, 2002, and at any adjournments thereof, upon the matters listed on the reverse side, as more fully set forth in the Proxy Statement, and for the transaction of such other business as may properly come before the Meeting.

THIS VOTING INSTRUCTION, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED PARTICIPANT. IF NO DIRECTION IS MADE, OR IF A VOTING INSTRUCTION IS NOT PROPERLY EXECUTED AND RECEIVED BY THE TRUSTEE, THE SHARES OF LANDAMERICA FINANCIAL GROUP, INC. COMMON STOCK CREDITED TO YOUR PARTICIPANT'S ACCOUNT WILL BE VOTED IN THE SAME PROPORTION AS THOSE SHARES OF LANDAMERICA FINANCIAL GROUP, INC. COMMON STOCK FOR WHICH THE TRUSTEE HAS RECEIVED PROPER VOTING INSTRUCTIONS WITH RESPECT TO THE NOMINEES.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

-------------------------------             --------------------------------
-------------------------------             --------------------------------
-------------------------------             --------------------------------

             (continued, and to be DATED and SIGNED on reverse side)

LANDAMERICA FINANCIAL GROUP, INC.
C/O EQUISERVE
P. O. BOX 43068
PROVIDENCE, RI 02940

----------------------------------                              ------------------------------
        Vote by Telephone                                             Vote by Internet
----------------------------------                              ------------------------------

It's fast, convenient, and immediate!                           It's fast, convenient, and your vote is immediately
Call Toll-Free on a Touch-Tone Phone                            confirmed and posted.  Go to the website:
1-877-PRX-VOTE (1-877-779-8683).                                http://www.eproxyvote.com/lfg

------------------------------------------------------------    ----------------------------------------------------------
Follow these four easy steps:                                   Follow these four easy steps:

  1.   Read the accompanying Proxy Statement and Voting            1.  Read the accompanying Proxy Statement and Voting
       Instruction.                                                    Instruction.

  2.   Call the toll-free number                                   2.  Go to the Website
       1-877-PRX-VOTE (1-877-779-8683).                                http://www.eproxyvote.com/lfg

  3.   Enter your Voter Control Number located on your Voting      3.  Enter your Voter Control Number located on your Voting
       Instruction above your name.                                    Instruction above your name.

  4.   Follow the recorded instructions.                           4.  Follow the instructions provided.

------------------------------------------------------------     ----------------------------------------------------------
   Your vote is important!                                          Your vote is important!
   Call 1-877-PRX-VOTE anytime!                                     Go to http://www.eproxyvote.com/lfg anytime!

                        Do not return your Voting Instruction if you are voting by Telephone or Internet



                                                      DETACH HERE

|X|      Please mark votes as in this example.

-----------------------------------------------------------------
               LANDAMERICA FINANCIAL GROUP, INC.
-----------------------------------------------------------------
               LANDAMERICA FINANCIAL GROUP, INC.
               SAVINGS AND STOCK OWNERSHIP PLAN

1.  Election of Directors.
    Nominees: (01) Robert F. Norfleet, Jr., (02) Julious P. Smith, Jr.,
              (03) Thomas G. Snead, Jr. and (04) Eugene P. Trani

         For                                Withheld
         All      |_|               |_|     From All
         Nominees                           Nominees

         |_|
            ----------------------------------------
              For all nominees except as noted above

                                                            Mark box at right if an address change or comment has   |_|
                                                            been  noted on the  reverse side of this card.

                                                            Please  be  sure to sign and date this Voting Instruction.


                                                             ----------------------------------------------------------------------
                                                            |                                                                      |
                                                            | Please sign exactly as your name appears on this Voting Instruction. |
                                                            |                                                                      |
                                                             ----------------------------------------------------------------------

     Signature:                          Date:
                ------------------------      --------------

                        LANDAMERICA FINANCIAL GROUP, INC.

April 11, 2002

Dear Participant:

Please take note of the important information enclosed with this Voting Instruction. There are issues related to the management and operation of the Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares. You may vote by mail, by telephone or over the Internet.

If you would like to vote by mail, please mark the boxes on the Voting Instruction to indicate how your shares will be voted. Then sign the Voting Instruction, detach it and return it in the enclosed postage paid envelope.

If you would like to vote by telephone or over the Internet, please follow the steps set forth on the Voting Instruction.

Your vote must be received prior to the Annual Meeting of Shareholders, May 21, 2002.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Charles H. Foster, Jr.
Chairman and Chief Executive Officer

                                   DETACH HERE

                        LANDAMERICA FINANCIAL GROUP, INC.

          TO TRUSTEE, UNIVERSAL LEAF TOBACCO COMPANY, INCORPORATED AND DESIGNATED AFFILIATED COMPANIES EMPLOYEES' STOCK PURCHASE PLAN

               This Voting Instruction is Solicited on Behalf of the Board of Directors of LandAmerica Financial Group, Inc.

Pursuant to Section 13.02 of the Universal Leaf Tobacco Company, Incorporated and Designated Affiliated Companies Employees' Stock Purchase Plan, you are directed to vote, in person or by proxy, the whole shares of Common Stock of LandAmerica Financial Group, Inc. credited to the undersigned Participant's Account as of March 15, 2002, at the Annual Meeting of Shareholders of LandAmerica Financial Group, Inc., to be held at 9:00 a.m. on May 21, 2002, and at any adjournments thereof, upon the matters listed on the reverse side, as more fully set forth in the Proxy Statement, and for the transaction of such other business as may properly come before the Meeting.

THIS VOTING INSTRUCTION, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED PARTICIPANT. IF NO DIRECTION IS MADE, OR IF A VOTING INSTRUCTION IS NOT PROPERLY EXECUTED AND RECEIVED BY THE TRUSTEE, THE SHARES OF LANDAMERICA FINANCIAL GROUP, INC. COMMON STOCK CREDITED TO YOUR PARTICIPANT'S ACCOUNT WILL BE VOTED IN THE SAME PROPORTION AS THOSE SHARES OF LANDAMERICA FINANCIAL GROUP, INC. COMMON STOCK FOR WHICH THE TRUSTEE HAS RECEIVED PROPER VOTING INSTRUCTIONS WITH RESPECT TO THE NOMINEES.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

-------------------------------             --------------------------------
-------------------------------             --------------------------------
-------------------------------             --------------------------------

             (continued, and to be DATED and SIGNED on reverse side)

LANDAMERICA FINANCIAL GROUP, INC.
C/O EQUISERVE
P. O. BOX 43068
PROVIDENCE, RI 02940
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
----------------------------------                              ------------------------------
        Vote by Telephone                                             Vote by Internet
----------------------------------                              ------------------------------

It's fast, convenient, and immediate!                           It's fast, convenient, and your vote is immediately
Call Toll-Free on a Touch-Tone Phone                            confirmed and posted.  Go to the website:
1-877-PRX-VOTE (1-877-779-8683).                                http://www.eproxyvote.com/lfg

------------------------------------------------------------    ----------------------------------------------------------
Follow these four easy steps:                                   Follow these four easy steps:

  1.   Read the accompanying Proxy Statement and Voting            1.  Read the accompanying Proxy Statement and Voting
       Instruction.                                                    Instruction.

  2.   Call the toll-free number                                   2.  Go to the Website
       1-877-PRX-VOTE (1-877-779-8683).                                http://www.eproxyvote.com/lfg

  3.   Enter your Voter Control Number located on your Voting      3.  Enter your Voter Control Number located on your Voting
       Instruction above your name.                                    Instruction above your name.

  4.   Follow the recorded instructions.                           4.  Follow the instructions provided.

------------------------------------------------------------     ----------------------------------------------------------
   Your vote is important!                                          Your vote is important!
   Call 1-877-PRX-VOTE anytime!                                     Go to http://www.eproxyvote.com/lfg anytime!

                        Do not return your Voting Instruction if you are voting by Telephone or Internet



                                                      DETACH HERE

|X|      Please mark votes as in this example.

-----------------------------------------------------------------
               LANDAMERICA FINANCIAL GROUP, INC.
-----------------------------------------------------------------
        UNIVERSAL LEAF TOBACCO COMPANY, INCORPORATED AND
        DESIGNATED AFFILIATED COMPANIES EMPLOYEES' STOCK
                        PURCHASE PLAN


1.  Election of Directors.
    Nominees: (01) Robert F. Norfleet, Jr., (02) Julious P. Smith, Jr.,
              (03) Thomas G. Snead, Jr. and (04) Eugene P. Trani

         For                                Withheld
         All      |_|               |_|     From All
         Nominees                           Nominees

         |_|
            ----------------------------------------
              For all nominees except as noted above


                                                            Mark box at right if an address change or comment has   |_|
                                                            been  noted on the  reverse side of this card.

                                                            Please  be  sure to sign and date this Voting Instruction.


                                                             ----------------------------------------------------------------------
                                                            |                                                                      |
                                                            | Please sign exactly as your name appears on this Voting Instruction. |
                                                            |                                                                      |
                                                             ----------------------------------------------------------------------


     Signature:                          Date:
                ------------------------      --------------
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